UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 31, 2013


                               CEL-SCI CORPORATION
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                  01-11889                  84-0916344
----------------------------    ------------------       -------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
of incorporation)                                        Identification No.)

                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
            -------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (703) 506-9460
                                                          --------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

     On October 31, 2013, the Company  issued a press release,  filed as Exhibit
99,  announcing   commencement  of  arbitration  proceedings  against  inVentive
Clinical, LLC, the Company's former clinical research organization.


Item 9.01.  Financial Statements and Exhibits

Number    Description

99        Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 1, 2013                   CEL-SCI CORPORATION



                                          By: /s/ Patricia B. Prichep
                                              --------------------------------
                                              Patricia B. Prichep, Senior Vice
                                                  President of Operations






















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